ABRAXAS PETROLEUM CORPORATION
                      CANADIAN ABRAXAS PETROLEUM LIMITED
                                 $215,000,000
                          11 1/2% Senior Notes due 2004


                              PURCHASE AGREEMENT



                                                              November 5, 1996


BT SECURITIES CORPORATION
BANKERS TRUST INTERNATIONAL PLC
JEFFERIES & COMPANY INC.
ING BARING (U.S.) SECURITIES CORPORATION
c/o BT Securities Corporation
  One Bankers Trust Plaza
  130 Liberty Street
  New York, New York  10006


Ladies and Gentlemen:

            Abraxas Petroleum Corporation, a Nevada corporation (the "Company"), and Canadian Abraxas Petroleum Limited, a Canada corporation and a wholly-owned subsidiary of the Company ("Canadian Abraxas" and together with the Company, the "Issuers"), hereby confirm their agreement with you (the "Initial Purchasers") as set forth below.

            1. The Securities. Subject to the terms and conditions herein contained, the Issuers propose to issue and sell to the Initial Purchasers $215,000,000 aggregate principal amount of their 11 1/2% Senior Notes due 2004 (the "Notes"). The Notes will be guaranteed (collectively, the "Guarantees") on a senior basis by each of the Company's future Restricted Subsidiaries (as defined in the Indenture) (collectively, the "Subsidiary Guarantors"). The Notes and the Guarantees are collectively referred to herein as the "Securities". The Notes are to be issued under an indenture (the "Indenture") to be dated as of November 14, 1996 by and among the Issuers and IBJ Schroder Bank & Trust Company, as Trustee (the "Trustee").

            The Securities are being offered in connection with and conditioned upon (i) the Issuers' acquisition of 100% of the capital stock of CGGS Canadian Gas Gathering Systems Inc. ("CGGS"), (ii) the Company's acquisition of the oil and gas producing properties located in the Portilla and Happy Fields ("Portilla and Happy") (the acquisitions of CGGS and Portilla and Happy being collectively referred to herein as the "Pending Acquisitions" and the agreements executed or

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to be executed by the Issuers in connection  with the Pending  Acquisitions  are collectively referred to herein as the "Acquisition Agreements"), and (iii) the Issuers' entering into a new $40.0 million senior revolving credit facility (the "New Credit Facility").

            The Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance on exemptions therefrom.

            In  connection  with the sale of the  Securities,  the Issuers  have prepared a preliminary offering memorandum dated October 21, 1996 (the "Preliminary Memorandum"), and a final offering memorandum dated November 6, 1996 (the "Final Memorandum"; the Preliminary Memorandum and the Final Memorandum each herein being referred to as a "Memorandum") setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Pending Acquisitions and the New Credit Agreement, a description of the Issuers and the Subsidiary Guarantors and any material developments relating to the Issuers and the Subsidiary Guarantors occurring after the date of the most recent historical financial statements included therein.

            The Initial Purchasers and their direct and indirect transferees of the Securities will be entitled to the benefits of the Registration Rights Agreement to be dated as of the Closing Date (as defined) (the "Registration Rights Agreement"), pursuant to which the Issuers will agree, among other things, to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement"), relating to Senior Notes due 2004 of the Issuers (the "Exchange Notes") to be offered in exchange (the "Exchange Offer") for the Notes, and (ii) as and to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements"), relating to the resale by certain holders of the Notes, and to use their best efforts to cause such Registration Statements to be declared effective. This Purchase Agreement (this "Agreement"), the Notes, the Guarantees, the Indenture and the Registration Rights Agreement are hereinafter referred to collectively as the "Operative Documents."

            2.  Representations  and  Warranties.   The  Issuers,   jointly  and
severally, represent and warrant to and agree with each of the Initial Purchasers that:

            (a) Neither the Preliminary Memorandum as of its date nor the Final Memorandum nor any amendment or supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a) do not apply to statements or omissions

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

      made in reliance upon and in conformity with information relating to any of the Initial Purchasers furnished to the Issuers in writing by the Initial Purchasers expressly for use in the Preliminary Memorandum, the Final Memorandum or any amendment or supplement thereto.

            (b) As of June 30, 1996, the Company had the authorized, issued and outstanding capitalization set forth in the Final Memorandum; all of the subsidiaries of the Company are listed on Schedule I attached hereto (each, a "Subsidiary" and collectively, the "Subsidiaries"); all of the outstanding shares of capital stock of the Issuers and of each of the Subsidiaries of the Company have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of Canadian Abraxas and of each of the Subsidiaries (other than with respect to the shares of capital stock of Grey Wolf Exploration Ltd., an Alberta corporation ("Grey Wolf"), Cascade Oil & Gas Ltd., an Alberta corporation ("Cascade"), and Western Associated Energy Corporation, a Texas corporation ("Western"), such shares of capital stock owned by others as of the Closing Date and as set forth in the Final Memorandum) will be owned by the Company free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; except as set forth in the Final Memorandum, as of June 30, 1996, there were no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations of the Issuers to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in either Issuer or any of the Subsidiaries outstanding. Except for the Subsidiaries and as disclosed in the Final Memorandum, none of the Issuers or any of the Subsidiaries owns, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

            (c) Each of the Issuers and the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Final Memorandum; each of the Issuers and the Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Issuers and the Subsidiaries taken as a whole (any such event, a "Material Adverse Effect").

            (d) Each of the Issuers and the Subsidiaries has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and the other Operative Documents to which it is a party and to consummate the transactions

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

      contemplated hereby and thereby, including, without limitation, the power and authority to issue, sell and deliver the Securities as contemplated by this Agreement.

            (e) This Agreement has been duly and validly authorized, executed and delivered by each of the Issuers.

            (f) The Indenture has been duly and validly authorized by the Issuers and, when duly executed and delivered in accordance with its terms (assuming the due execution and delivery thereof by the Trustee), will be the valid and legally binding agreement of the Issuers, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA").

            (g) The Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Issuers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Issuers, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding therefor may be brought.

            (h) The  Exchange  Notes have been duly and validly  authorized  for issuance by the Issuers and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of the Issuers, enforceable against each of them in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding therefor may be brought.

            (i) The Registration Rights Agreement has been duly authorized by the Issuers and, when duly executed and delivered by the Issuers (assuming the due execution and delivery thereof by you), will be the legally valid and binding obligation of the Issuers, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by

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


      bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding therefor may be brought and, as to rights of indemnification and contribution, by principles of public policy or U.S. or Canadian federal, state or provincial securities laws relating thereto.

            (j) No consent, waiver, approval, authorization or order of or filing, registration, qualification, license or permit of or with any court or governmental agency or body, or third party is required for (i) the issuance and sale by the Issuers of the Notes to the Initial
      Purchasers or the consummation by the Issuers of each of the other transactions contemplated hereby or by any of the other Operative Documents, (ii) the issuance and sale by the Subsidiary Guarantors of the Guarantees or the consummation by the Subsidiary Guarantors of the other transactions contemplated hereby or by any of the Operative Documents,
      (iii) the consummation by the Issuers of the transactions contemplated by the Acquisition Agreements, to the extent each is a party thereto, and
      (iv) the execution by the Company of the New Credit Facility and the consummation by the Issuers of each of the transactions contemplated by the New Credit Facility, except, in each case, such as have been or, prior to the Closing Date, will be obtained and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Securities by the Initial Purchasers. None of the Issuers or any of the Subsidiaries is (A) in violation of its charter or bylaws (or similar organizational document), (B) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (C) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts"), except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

            (k) The execution, delivery and performance by the Issuers of this Agreement and each of the other Operative Documents (to the extent a party thereto) and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers and the issuance of the Exchange Notes in the Exchange Offer), the consummation by the Issuers of the Pending Acquisitions, to the extent each is a party thereto, and the execution, delivery and performance by the Company of the New Credit Facility do not and will not violate, conflict with or constitute or result in a breach of or a default under (or constitute an event which

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      with notice or passage of time or both would  constitute a default  under)
      or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien (as defined) on any properties or assets of either Issuer or any Subsidiary with respect to (A) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (B) the charter or bylaws (or similar organizational document) of the Issuers or any of the Subsidiaries, or (C) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Issuers or any of the Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

            (l) Ernst & Young LLP, Deloitte & Touche LLP and KPMG Chartered Accountants who are reporting on the audited financial statements of the Issuers, Enserch Exploration, Inc.'s Wamsutter Area package and CGGS, respectively, included in the Final Memorandum, are independent public accountants within the meaning of the Act. The audited financial statements of the Issuers, CGGS and Enserch Exploration, Inc.'s Wamsutter Area package and related notes thereto included in the Final Memorandum present fairly in all material respects the financial position of the Issuers, CGGS and Enserch Exploration, Inc.'s Wamsutter Area package as of the dates indicated and the results of their respective operations and the changes in the cash flow for the periods specified, in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods, except as otherwise stated therein. The summary and selected financial and statistical data included in the Final Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as stated therein.

            (m) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Final Memorandum (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and
      (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Final Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

            (n) There is not pending or, to the knowledge of the Issuers, threatened any action, suit, proceeding, inquiry or investigation to which either of the Issuers or any of the Subsidiaries is a party, or to which

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      the property or assets of either of the Issuers or any of the Subsidiaries is subject, before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to either of the Issuers or any of the Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum.

            (o) Each of the Issuers and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Final Memorandum ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Issuers and the Subsidiaries has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except where the failure to perform such obligations or the occurrence of such event would not have a Material Adverse Effect; and none of the Issuers or any of the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Memorandum and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

            (p) Since the respective dates as to which information is given in the Final Memorandum, except as described therein, (i) none of the Issuers or any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business, or which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the business, condition (financial or otherwise), prospects or results of operations of the Issuers and the Subsidiaries, taken as a whole, (ii) none of the Issuers or any of the Subsidiaries has purchased any of its outstanding capital stock (other than repurchases by the Company of its capital stock in the open market not exceeding $1 million in the aggregate), nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than with respect to the Company's Series 1995-B Preferred Stock and other than with respect to any of such Subsidiary, the purchase of, or dividend or distribution on, capital stock owned by the Company) and (iii) there shall not have been any change in the capital stock or long-term indebtedness of any of the Issuers or Subsidiaries.


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            (q) Each of the Issuers and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon except as to taxes any of the Issuers or Subsidiaries is contesting in good faith; and other than tax deficiencies which any of the Issuers or Subsidiaries is contesting in good faith and for which such Issuer or such Subsidiaries has provided adequate reserves in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against any of the Issuers or the Subsidiaries that would have, individually or in the aggregate, a Material Adverse Effect.

            (r) The statistical and market-related data included in the Final Memorandum are based on or derived from sources which the Issuers believe to be reliable and accurate.

            (s) None of the Issuers or any of the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

            (t) Each of the Issuers and the Subsidiaries has good and defensible title to all real property and good title to all personal property described in the Final Memorandum as being owned by it and good and defensible title to a leasehold estate in the real and personal property described in the Final Memorandum as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Final Memorandum, liens arising under the New Credit Facility or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements to which any of the Issuers or Subsidiaries is a party or by which any of them is bound are valid and enforceable against such Issuer or such Subsidiary, as the case may be, and to the knowledge of the
      Issuers and the Subsidiaries are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding therefor may be brought. The Issuers and the Subsidiaries own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Final Memorandum, and none of the Issuers or any of the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents,

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



      trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

            (u) There are no legal or governmental proceedings involving or affecting any of the Issuers or Subsidiaries or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not so described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not so described in the Final Memorandum.

            (v) Except as described in the Final Memorandum or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (A) each of the Issuers and the Subsidiaries is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (B) each of the Issuers and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or, to the knowledge of the Issuers and the Subsidiaries, investigation, proceeding, notice or demand letter or request for information pending or threatened against any of the Issuers or the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by any of the Issuers or the Subsidiaries, (E) none of the Issuers or any of the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (F) no property or facility of any of the Issuers or the Subsidiaries is (i) listed or, to the knowledge of the Issuers and the Subsidiaries proposed for listing on the National
      Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

            For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

            (w) There is no strike, labor dispute, slowdown or work stoppage with the employees of any of the Issuers or the Subsidiaries which is pending or, to the knowledge of the Issuers, threatened.

            (x) Each of the Issuers and the Subsidiaries carries insurance including self-insurance in such amounts and covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

            (y) None of the Issuers or any of the Subsidiaries has incurred any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which any of the Issuers or the Subsidiaries makes or ever has made a contribution and in which any employee of any of the Issuers or the Subsidiaries is or has ever been a participant, which in the aggregate could have a Material Adverse Effect. With respect to such plans, each of the Issuers and the Subsidiaries is in compliance in all respects with all applicable provisions of ERISA, except where the failure to so comply would not, individually or in the aggregate, have a Material Adverse Effect.

            (z) Each of the Issuers and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

            (aa) None of the Issuers or any of the Subsidiaries will be an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

            (bb) The Notes, the Guarantees, the Indenture, the Registration Rights Agreement and the New Credit Facility conform in all material respects to the descriptions thereof contained in the Final Memorandum.

            (cc) No holder of securities of any of the Issuers or any Subsidiary will be entitled to have such securities registered under the registration statements required to be filed by the Issuers pursuant to the Registration Rights Agreement, other than as expressly permitted thereby.

            (dd) Immediately after the consummation of the transactions contemplated by the Acquisition Agreements, this Agreement and the Indenture, the fair value and present fair saleable value of the assets of each of the Issuers and the Subsidiaries will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Issuers or any of the Subsidiaries (each on a consolidated basis) is, nor will any of the Issuers or the Subsidiaries (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of the
      Acquisition Agreements, this Agreement and the Indenture, and the consummation of the transactions contemplated hereby and thereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

            (ee) None of the Issuers or any of the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Act) which is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

            (ff) When the Securities are delivered pursuant to this Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Act) as securities of either Issuer or any Subsidiary that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

            (gg) All legal or governmental proceedings, contracts or documents of a character required to be described in a registration statement on Form S-1 or to be filed as an exhibit to a registration statement on Form S-1 have been so described; and any such descriptions are complete and accurate in all material respects.

            (hh) None of the Issuers, the Subsidiaries, any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) or any person acting on any of their behalf (other than the Initial Purchasers) has engaged in any directed selling efforts (as that term is defined in Regulation S under the Act ("Regulation S")) with respect to the Securities; the Issuers and their respective Affiliates and any person acting on any of their behalf (other than the Initial Purchasers) have complied with the offering restrictions requirement of Regulation S.

            (ii) Subsequent to the respective dates as of which information is given in the Final Memorandum and up to the Closing Date, except as set forth in the Final Memorandum, neither of the Issuers has incurred any liabilities or obligations, direct or contingent, which are material to the Issuers taken as a whole, nor entered into any transaction not in the ordinary course of business and there has not been, individually or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Issuers taken as a whole other than any such effect caused solely by decreases in crude oil, natural gas liquids and natural gas prices (any such event, a "Material Adverse Change").

            (jj) Assuming that the representations and warranties of the Initial Purchasers contained in Section 8 are true and correct, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers or the reoffer and resale by the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Act or to qualify the Indenture in respect of the Notes under the TIA.

            (kk) Western is a subsidiary of the Company with no operations, assets or liabilities other than $2,000,000 par value preferred stock issued to a bank. Portilla Happy Corporation, a Texas corporation, will be dissolved prior to the Closing Date and will not be a Subsidiary of the Company on the Closing Date.

            Any certificate signed by any officer of either Issuer and delivered to any Initial Purchaser or to counsel for the Initial Purchasers or either of the Issuers shall be deemed a joint and several representation and warranty by the Issuers to each Initial Purchaser as to the matters covered thereby.

            3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Issuers agree to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Notes (and the related Guarantees) in the respective amounts set forth opposite their respective names on Schedule II attached hereto at [ ]% of their principal amount. One or more certificates in definitive form for the Notes and Guarantees that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Issuers at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Issuers to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds) to such account or accounts as the Issuers shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York at 10:00 A.M., New York time, on November 14, 1996, or at such other place, time or date as the Initial Purchasers, on the one hand, and the Issuers, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Issuers will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchasers at the offices of BT Securities Corporation in New York, New York, or at such other place as BT Securities Corporation may designate, at least 24 hours prior to the Closing Date.

            4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Securities at the price and upon the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

            5. Covenants of the Issuers. The Issuers, jointly and severally, covenant and agree with each of the Initial Purchasers that:

            (a) The Issuers will not amend or supplement the Final Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent, which consent shall not unreasonably be withheld. The Issuers will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Preliminary Memorandum or the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchasers.

            (b) The Issuers will cooperate with the Initial Purchasers in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securities; provided, however, that in connection therewith, neither of the Issuers shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

            (c) If, at any time prior to the initial resale by the Initial Purchasers of the Securities or the Exchange Notes, any event occurs or information becomes known as a result of which the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Final Memorandum to comply with applicable law, the Issuers will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Issuers, an amendment or supplement to the Final Memorandum that corrects such statement or omission or effects such compliance.

            (d) The Issuers will, without charge, provide to the Initial Purchasers and to counsel for the Initial Purchasers as many copies of the Preliminary Memorandum and the Final Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

            (e) The Issuers will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Final Memorandum.

            (f) For so long as any of the Securities remain outstanding, the Issuers will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Issuers to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Issuers with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

            (g) Prior to the Closing Date, the Company will furnish to the Initial Purchasers, as soon as they have been prepared, if at all, a copy of any available unaudited consolidated interim financial statements of the Company and any available unaudited interim consolidated financial statements of CGGS for any period subsequent to the period covered by the most recent financial statements of the Company and CGGS respectively, appearing in the Final Memorandum.

            (h) None of the Issuers or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

            (i) The Issuers will not, and will not permit any of the Subsidiaries to, engage in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

            (j) For so long as any of the Securities remain outstanding, the Company will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof, the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

            (k) The Issuers will use their best efforts to (i) permit the Securities to be designated for trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL Market") of the NASD and (ii) permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

            (l) In connection with Securities offered and sold in an off-shore transaction (as defined in Regulation S) the Issuers will not register any transfer of such Notes not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Notes in the form of definitive securities.

            6. Expenses.  The Issuers agree,  jointly and severally,  to pay all costs and expenses incident to the performance of their respective obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Preliminary Memorandum and the Final Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Issuers, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) expenses in connection with any meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee including reasonable fees and expenses of its counsel, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market, (ix) any fees charged by investment rating agencies for the rating of the Securities and
      (x) all reasonable out-of-pocket expenses of the Initial Purchasers (including fees and expenses of Cahill Gordon & Reindel, as counsel to the Initial Purchasers). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Issuers to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Issuers agree, jointly and severally, to promptly reimburse the Initial Purchasers upon demand for all out-of-pocket expenses (including reasonable fees, disbursements and charges of Cahill Gordon & Reindel, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Securities.

            7. Conditions of the Initial Purchasers' Obligations. The obligation of the Initial Purchasers to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

            (a) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Cox & Smith Incorporated, United States counsel for the Issuers, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect that:

                  (i) The Company is duly incorporated,  validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and to conduct its business as described in the Final Memorandum. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

                  (ii) As of June 30,  1996,  the  Company  had the  authorized, issued and outstanding capitalization set forth in the Final Memorandum; all of the outstanding shares of capital stock of the Issuers and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, with respect to the Company and Western, were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of Canadian Abraxas and Western will be owned, directly or indirectly, by the Company, free and clear of all perfected security interests and, to the knowledge of such counsel, free and clear of all other liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting.

                 (iii) To the knowledge of such counsel,  except as set forth in the Final Memorandum (A) no options, warrants or other rights to purchase from either Issuer or any of the Subsidiaries shares of capital stock or ownership interests in either Issuer or any of the Subsidiaries were outstanding as of June 30, 1996 other than stock options granted to employees, officers and directors, (B) no agreements or other obligations to issue, or other rights to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in either Issuer or any of the Subsidiaries were outstanding as of June 30, 1996 other than stock options granted to employees, officers and directors and (C) no holder of securities of either Issuer or any of the Subsidiaries is entitled to have such securities registered under a registration statement filed pursuant to the Registration Rights Agreement.

                  (iv) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as contemplated by this Agreement. The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under each Operative Document and to consummate the transactions contemplated hereby and thereby.

                   (v) This  Agreement  has been  duly and  validly  authorized, executed and delivered by the Company and the Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                  (vi) The Indenture has been duly and validly authorized by the
            Company and, when duly executed and delivered in accordance with its terms (assuming the due execution and delivery thereof by each of the parties thereto other than the Company), will be the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding therefor may be brought; and the Indenture meets the requirements for qualification under the TIA.

                 (vii) The  Notes  have been  duly and  validly  authorized  for issuance and sale to the Initial Purchasers by the Company pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding therefor may be brought.

                (viii) The Exchange Notes have been duly and validly  authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding therefor may be brought.

                  (ix)  The   Registration   Rights   Agreement  has  been  duly
            authorized by the Company and, when duly executed and delivered by the Company (assuming the due execution and delivery thereof by each of the parties thereto other than the Company), will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or the discretion of the court before which any proceeding therefor may be brought and, as to rights of indemnification and contribution, by principles of public policy or federal or state securities laws relating thereto.

                   (x) The  statements set forth in the Final  Memorandum  under the captions "Business-Regulatory Matters," "Certain United States and Canadian Income Tax Considerations" and "Certain Anti-takeover Defenses," insofar as they address matters of United States, Texas or Nevada law or legal conclusions based on United States, Texas or Nevada law and subject to the limitations set forth therein, insofar as such statements constitute a summary of the matters referred to therein, fairly and accurately present the information disclosed therein in all material respects.

                  (xi) The Indenture, the Notes, the Guarantees, the Registration Rights Agreement and the New Credit Facility conform in all material respects to the descriptions thereof contained in the Final Memorandum.

                 (xii) To such  counsel's  knowledge,  no legal or  governmental proceedings are pending or threatened to which either of the Issuers or any Subsidiary is a party or to which the property or assets of either of the Issuers or any Subsidiary is subject, before or brought by any court, arbitrator or government agency or body which, if determined adversely to either of the Issuers or any Subsidiary, would result, individually or in the aggregate, in a Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum.

                (xiii) To such counsel's  knowledge,  none of the Issuers or any of the Subsidiaries is (A) in violation of its charter or bylaws (or similar organizational document), (B) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (C) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any Contract, except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xiv) The execution,  delivery and  performance by the Issuers of the Purchase Agreement and each of the other Operative Documents (to the extent a party thereto) and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial

            Purchasers and the issuance of the Exchange Notes in the Exchange Offer), the consummation by the Issuers of the Pending Acquisitions and the execution, delivery and performance by the Company of the New Credit Facility do not conflict with or constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien on any properties or assets of the Company or any Subsidiary with respect to (i) the terms or provisions of any Contract known to such counsel to which the Company is a party, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Company, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation known to such counsel to be applicable to the Company or any of its properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xv) To the  knowledge of such  counsel,  no consent,  waiver, approval, authorization or order of or filing, registration, qualification, license or permit of or with any court or governmental agency or body, or third party is required for (i) the issuance and sale by the Issuers of the Notes to the Initial Purchasers or the consummation by the Issuers of the other transactions contemplated hereby and (ii) the consummation by the Issuers of the transactions contemplated by the Acquisition Agreements, to the extent each is a party thereto and (iii) the execution by the Company of the New Credit Facility and the consummation by the Issuers of each of the transactions contemplated by the New Credit Facility, except such as may be required under Blue Sky laws, as to which such counsel need express no opinion, and those which have previously been obtained.

                 (xvi) To the knowledge of such  counsel,  there are no legal or governmental proceedings involving or affecting either Issuer or the Subsidiaries or any of their respective properties or assets which would be required to be described in a prospectus pursuant to the Act that are not so described in the Final Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus pursuant to the Act that are not so described in the Final Memorandum.

                  (xvii) None of the Issuers or any of the  Subsidiaries  is, or
            immediately after the sale of the Securities to be sold hereunder and the application of the proceeds from such sale (as described in the Final Memorandum under the caption "Use of Proceeds") will be, an "investment company" as such term is defined in the Investment

            Company Act of 1940, as amended.

               (xviii)  No  registration  under  the  Act of the  Securities  is required in connection with the sale of the Securities to the Initial Purchasers as contemplated by this Agreement and the Final Memorandum or in connection with the initial resale of the Securities by the Initial Purchasers in accordance with Section 8 of this Agreement, and prior to the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the TIA, in each case assuming (i) that the purchasers who buy such Securities in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act ("QIBs") or accredited investors as defined in Rule 501(a) (1), (2), (3) or (7) promulgated under the Act ("Accredited Investors"), (ii) the accuracy of the Initial Purchasers' representations in Section 8 and those of the Issuers contained in this Agreement regarding the absence of a general solicitation in connection with the sale of such Securities to the Initial Purchasers and the initial resale thereof and (iii) the due performance by the Initial Purchasers of the agreements set forth in Section 8 hereof.

                 (xix) Neither the consummation of the transactions contemplated by this Agreement nor the sale, issuance, execution or delivery of the Securities will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

            At the time the foregoing opinion is delivered, Cox & Smith, Incorporated shall additionally state that it has participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, representatives of Canadian counsel for the Issuers, representatives of the Initial Purchasers and counsel for the Initial Purchasers, at which conferences the contents of the Final
Memorandum and related matters were discussed, and, although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent specified in subsections (x) and (xi) of this Section 7(a)), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need express no opinion with respect to the financial statements and related notes thereto and the other financial, engineering, statistical and accounting data included in the Final Memorandum).

            In rendering the foregoing  opinions,  Cox & Smith  Incorporated may
(i) rely, to the extent such counsel deems proper, upon the representations and certifications of officers of the Issuers or of public officials and (ii) rely as to matters involving the application of laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of

Texas and the corporation law of the State of Nevada, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel who are reasonably satisfactory to counsel for the Initial Purchasers; provided, however, that Cox & Smith Incorporated shall state that it believes that it, the Initial Purchasers and counsel for the Initial Purchasers are justified in relying on such opinion.

            References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

            (b) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Burnet, Duckworth & Palmer, Barristers and Solicitors, Canadian Counsel for the Issuers, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect that:

                   (i) Each of Canadian  Abraxas,  Cascade and Grey Wolf is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and to conduct its business as described in the Final Memorandum. Each of Canadian Abraxas, Cascade and Grey Wolf is duly qualified to carry on business in the Province of Alberta, Canada, being the only jurisdiction in which such entities do business.

            (ii) All of the outstanding shares of capital stock of Canadian Abraxas, Grey Wolf and Cascade have been duly and validly issued, are fully paid and non-assessable and in respect of Canadian Abraxas, to the knowledge of counsel, were not issued in violation of any preemptive or similar rights. The Company is the registered owner of all of the outstanding shares of capital stock of Canadian Abraxas and the Company is the registered owner of that percentage of outstanding shares of the capital stock of Grey Wolf as is set forth in the Final Memorandum and Grey Wolf is the registered owner of the capital stock of Cascade as is reflected in the Final Memorandum in the indirect ownership of the Company in Cascade; in each such case, free and clear of all perfected security interests registered in the Province of Alberta against the Company, Grey Wolf and Cascade. To the knowledge of such counsel, except as set forth in the Final Memorandum (A) no options, warrants or other rights to purchase from Canadian Abraxas, Grey Wolf or Cascade shares of capital stock or ownership interests in Canadian Abraxas, Grey Wolf or Cascade are outstanding, other than as are disclosed in the Final Memorandum and other than stock options issued to employees, officers and directors, (B) no agreements or other obligations to issue, or other rights to convert, any obligation into, or exchange any securities for, shares of capital stock or ownership interests in Canadian Abraxas Grey Wolf or Cascade are outstanding other than stock options issued to employees, officers and directors and (C) no holder of securities of Canadian Abraxas, Grey Wolf or Cascade is entitled to have such securities registered under a registration statement filed pursuant to the Registration Rights Agreement.

                 (iii) Each of Canadian  Abraxas,  Grey Wolf and Cascade has all
            requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement and the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, in respect of Canadian Abraxas the corporate power and authority to issue, sell and deliver the Securities as contemplated by this Agreement.

                  (iv) This Agreement has been duly and validly authorized, executed and delivered by Canadian Abraxas.

                   (v) The  Indenture  has been duly and validly  authorized  by
            Canadian Abraxas and, when duly executed and delivered in accordance with its terms (assuming the due execution and delivery thereof by the other parties thereto), will be the valid and legally binding agreement of Canadian Abraxas, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (vi) The  Notes  have  been duly and  validly  authorized  for issuance and sale to the Initial Purchasers by Canadian Abraxas pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of Canadian Abraxas, enforceable against Canadian Abraxas in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (vii) The Exchange Notes have been duly and validly authorized for issuance by Canadian Abraxas and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be the legally valid and binding obligations of Canadian Abraxas, enforceable against Canadian Abraxas in accordance with their terms and entitled to the benefits of the Indenture, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                (viii) The Registration Rights Agreement has been duly authorized by Canadian Abraxas and, when duly executed and delivered by Canadian Abraxas (assuming the due execution and delivery thereof by the other parties thereto), will be the legally valid and binding obligation of Canadian Abraxas, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, as to rights of indemnification, contribution and waiver, by principles of public policy or federal or provincial securities laws relating thereto.

                  (ix) To such  counsel's  knowledge,  no legal or  governmental proceedings are pending or threatened to which Canadian Abraxas or Grey Wolf or Cascade is a party or to which the property or assets of Canadian Abraxas or Grey Wolf or Cascade is subject, before or brought by any court, arbitrator or government agency or body which, if determined adversely to Canadian Abraxas, Grey Wolf or Cascade, would result, individually or in the aggregate, in a Material Adverse Effect, or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Final Memorandum.

                   (x) To such counsel's knowledge,  none of Canadian Abraxas or
            Grey Wolf or Cascade is (A) in violation of its charter or bylaws (or similar organizational document), (B) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or
            (C) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any Contract known to such counsel, except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

                  (xi) The  execution,  delivery  and  performance  by  Canadian
            Abraxas of the Purchase Agreement and each of the other Operative Documents (to the extent a party thereto) and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Initial Purchasers and the issuance of the Exchange Notes in the Exchange

            Offer), the consummation by Canadian Abraxas of the Pending Acquisitions to which it is a party do not and will not conflict with or constitute or result in a breach or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien on any properties or assets of Canadian Abraxas, Grey Wolf or Cascade with respect to (i) the terms or provisions of any Contract known to such counsel, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of Canadian Abraxas, Grey Wolf or Cascade, or (iii) (assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 8 hereof) any statute, judgment, decree, order, rule or regulation known to such counsel to be applicable to Canadian Abraxas or Grey Wolf or Cascade or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

                 (xii) To the  knowledge  of such  counsel no  consent,  waiver, approval, authorization or order of or filing, registration, qualification, license or permit of or with any court or governmental agency or body, or third party is required for (i) the issuance and sale by Canadian Abraxas of the Notes to the Initial Purchasers or the consummation by Canadian Abraxas of the other transactions contemplated hereby and (ii) the consummation by Canadian Abraxas of the transactions contemplated by the Acquisition Agreements under the laws of Alberta except those which have previously been obtained or made.

                (xiii) The  statements set forth in the final  Memorandum  under the captions "Business-Regulatory Matters" and "Certain United States and Canadian Income Tax Considerations," insofar as they address matters of Alberta law or the laws of Canada applicable therein and subject to the limitations set forth therein, insofar as such statements constitute a summary of the matters referred to therein, fairly and accurately present the information disclosed therein in all material respects.

                 (xiv) The laws of the  Province of Alberta,  Canada,  permit an action to be brought in a court of competent jurisdiction on any final and conclusive judgment in persona for a sum certain in money of a court of the State of New York in favor of persons of a foreign jurisdiction, which is not impeachable as void or voidable under the internal laws of such foreign jurisdiction, for a sum certain, without reexamination or relitigation of the matters adjudicated upon if:

                        a) the Court  rendering such judgment had  jurisdiction,
                  in accordance with Alberta conflict of law rules, over the judgment debtor (and submission by Canadian Abraxas to the jurisdiction of the New York Court pursuant to the Operative Documents will suffice for this purpose).

                        b) such  judgment  was not  obtained  by  fraud  or in a
                  manner contrary to natural justice and the enforcement thereof would not be contrary to public policy, as such term is understood under the laws of Alberta and the federal laws of Canada applicable therein;

                        c) the enforcement of such judgment does not constitute,
                  directly or indirectly, the enforcement of foreign revenues, expropriation, penal or public laws;

                        d) no new admissible  evidence relevant to the action is
                  discovered prior to the rendering of judgment by the Alberta Court; and

                        e) the  action to enforce  such  judgment  is  commenced
                  within 10 years after the date of such judgment.

                  (xv) In the  event  that any of the  Operative  Documents  are sought to be enforced in any action or proceeding in the Province of Alberta, Canada, in accordance with the laws of the State of New York, the courts of the Province of Alberta, Canada, would recognize the choice of laws and would apply the laws of the State of New York in any such action or proceeding, upon appropriate evidence as to such laws being adduced, provided that none of the provisions of such agreements or instruments, as the case may be, or of the laws of the State of New York are contrary to public policy, as such term is understood under the law of the Province of Alberta, Canada and, an Alberta court will not apply those laws of New York which it characterizes as being of a revenue, expropriatory, penal or public law nature and in matters of procedure, the laws of Alberta will be applied.

            At the time the foregoing opinion is delivered, Burnet, Duckworth & Palmer, Barristers and Solicitors shall additionally state that although it has not independently verified and is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (except to the extent specified in subsection (xiv), no facts have come to its attention which lead it to believe that the Final Memorandum, on the date thereof or at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need express no opinion with respect to the financial statements and related notes thereto and the other financial, statistical and accounting data included in the Final Memorandum).

            In rendering the foregoing opinions, Burnet, Duckworth & Palmer, Barristers and Solicitors may rely, to the extent such counsel deems proper, upon the representations and certifications of officers of the Issuers or of public officials and shall not be required to opine on the effect of any statutes or laws of the United States and may restrict its opinion to the laws of the Province of Alberta and the laws of Canada applicable therein.

            References to the Final Memorandum in this subsection (a) shall include any amendment or supplement thereto prepared in accordance with the provisions of this Agreement at the Closing Date.

            (c) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Cahill Gordon & Reindel, counsel for the Initial Purchasers, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchasers may reasonably require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

            (d) The Initial Purchasers shall have received from each of Ernst & Young LLP, Deloitte & Touche LLP and KPMG Chartered Accountants a comfort letter or letters dated the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers.

            (e) The representations and warranties of the Issuers contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Issuers' officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date; the Issuers shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (f) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

            (g) Subsequent to the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Issuers or any of the Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (h) The Initial Purchasers shall have received a certificate of the Company, dated the Closing Date, signed on behalf of the Company by its Chairman of the Board, President or any Senior Vice President and the Chief Financial Officer, to the effect that:

                   (i) The representations and warranties of the Issuers contained in this Agreement are true and correct on and as of the date hereof and on and as of the Closing Date, and the Issuers have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (ii) At the Closing  Date,  since the date hereof or since the date of the most recent financial statements in the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect; and

                  (iii) The sale of the Securities hereunder has not been enjoined (temporarily or permanently).

            (i) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by each of the Issuers and such agreement shall be in full force and effect at all times from and after the Closing Date.

            (j) The Company shall have delivered to the Initial Purchasers a true, correct and complete copy of the New Credit Facility; the Company and the other parties thereto shall have executed and delivered the New Credit Facility and satisfied all conditions precedent to any borrowing thereunder; and the New Credit Facility shall be in full force and effect.

            (k) The Issuers shall have delivered to the Initial Purchasers a true, correct and complete copy of each of the Acquisition Agreements; the Issuers (to the extent each is a party thereto) and the other parties thereto shall have executed and delivered the Acquisition Agreements; all conditions precedent to the Pending Acquisitions shall have been satisfied or waived; and each of the Acquisition Agreements shall be in full force and effect.

            (l) On or prior to the Closing Date, the sale by CGGS of the Nevis Plant (as defined in the Memorandum) shall have been consummated.

            (m) The closing in respect of the New Credit Facility and the Pending Acquisitions, including the merger of CGGS with and into Canadian Abraxas, shall occur simultaneously with the closing in respect of the purchase and sale of the Securities hereunder.

            (n) On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Issuers as they shall have heretofore reasonably requested.

            (o) On the Closing Date, the Initial Purchasers shall have received letters, dated as of the Closing Date and addressed to the Initial Purchasers of, DeGolyer & MacNaughton and Sproule Associates Limited, independent petroleum engineers for the Company and CGGS, respectively, in form and substance satisfactory to counsel for the Initial Purchasers.

            All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Issuers shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.

            8. Offering of Securities; Restrictions on Transfer. (a)Each of the Initial Purchasers represents and warrants (as to itself only) that it is a QIB. Each of the Initial Purchasers agrees with the Issuers (as to itself only) that
(i) it has not and will not solicit offers for, or offer or sell, the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act; and (ii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, (x) persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A or (y) a limited number of other institutional investors reasonably believed by the Initial Purchasers to be Accredited Investors that, prior to their purchase of the Securities, deliver to the Initial Purchasers a letter containing the representations and agreements set forth in Annex A to the Final Memorandum and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption "Transfer Restrictions" contained in the Final Memorandum (or, if the Final Memorandum is not in existence, in the most recent Memorandum).

            (b) Each of the Initial Purchasers represents and warrants (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense including, without limitation, that the Securities have not been and will not be offered or sold to residents of the Province of Alberta, Canada; (ii) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; (iii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and (iv) it agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

      "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the Securities at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S."

Terms used in this Section 8(b) and not defined in this Agreement have the meanings given to them in Regulation S.

            (c) Each of the Initial Purchasers represents and warrants (as to itself only) that the source of funds being used by it to acquire the Securities does not include the assets of any "employee benefit plan" (within the meaning of Section 3 of ERISA) or any "plan" (within the meaning of Section 4975 of the
Code).

            9. Indemnification and Contribution. (a)The Issuers and any Subsidiary Guarantors agree, jointly and severally, to indemnify and hold harmless the Initial Purchasers, their affiliates and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which any Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

             (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or
      supplement   thereto,   executed  by  an  Issuer  or  based  upon  written
      information furnished by or on behalf of an Issuer filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application"); or

            (ii) the omission or alleged omission to state, in any Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse, as incurred, the Initial Purchasers, each such affiliate and each such controlling person for any reasonable legal or other reasonable expenses incurred by the Initial Purchasers, such affiliate or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Issuers and the Subsidiary Guarantors will not be liable (i) in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to an Issuer by the Initial Purchasers specifically for use therein or
(ii) with respect to the Preliminary Memorandum, to the extent that any such loss, claim, damage or liability arises solely from the fact that the Initial Purchasers sold Securities to a person to whom there was not sent or given, on or prior to the written confirmation of such sale, a copy of the Final Memorandum, as amended and supplemented, if the Issuers shall have previously furnished copies thereof to the Initial Purchasers in accordance with this Agreement and the Final Memorandum, as amended and supplemented, would have corrected any such untrue statement or omission. This indemnity agreement will be in addition to any liability that the Issuers and the Subsidiary Guarantors may otherwise have to the indemnified parties. The Issuers and the Subsidiary Guarantors shall not be liable under this Section 9 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

            The Initial Purchasers shall not, without the prior written consent of the Issuers, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Issuer is or could have been a party, or indemnity could have been sought hereunder by any Issuer, unless such settlement
(A) included an unconditional written release of the Issuers, in form and substance reasonably satisfactory to the Issuers, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Issuer.

            (b) The Initial Purchasers agree, severally and not jointly, to indemnify and hold harmless the Issuers and the Subsidiary Guarantors, their respective directors and their respective officers and each person, if any, who controls an Issuer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which an Issuer or any of the Subsidiary Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Memorandum or any amendment or supplement thereto or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to an Issuer by such Initial Purchaser specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by an Issuer or any of the Subsidiary Guarantors or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld.

            The Issuers shall not, without the prior written consent of the Initial Purchasers, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by any Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Initial Purchaser.

            (c)  Promptly  after  receipt  by an  indemnified  party  under this
Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve the indemnifying party from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or
(iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Issuers in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Issuers on the one hand and any Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand, or such Initial Purchaser on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuers and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each affiliate of an Initial Purchaser, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each director of an Issuer, each officer of an Issuer and each person, if any, who controls an Issuer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers.

            10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Issuers, their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Issuers, any of their respective officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            11. Termination. (a)This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Issuers given prior to the Closing Date in the event that either of the Issuers shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

             (i) either of the Issuers shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchasers, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of any of the Issuers or the Subsidiaries), except in each case as described in the Final Memorandum (exclusive of any amendment or supplement thereto);

            (ii) trading in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

           (iii) a banking moratorium shall have been declared by New York or United States authorities;

            (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Final Memorandum; or

             (v) any securities of the Issuers shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

            (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

            12. Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the front cover page and in the third paragraph and the first, third and seventh sentences of the fifth paragraph under the heading "Private Placement" in the Final Memorandum (to the extent such statements relate to the Initial Purchasers) constitute the only information furnished by the Initial Purchasers to the Issuers for the purposes of Sections 2(a) and 9 hereof and the Initial Purchasers confirm that such statements are correct as of the date hereof and as of the Closing Date.

            13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to BT Securities Corporation, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Daniel J. Zubkoff; if sent to the Issuers or the Subsidiary Guarantors, if any, shall be mailed or delivered to the Issuers at 500 North Loop 1604 East, Suite 100, San Antonio, Texas 78232, Attention:
Robert L.G. Watson, with a copy to Cox & Smith Incorporated, 112 East Pecan, Suite 1800, San Antonio, Texas 78205, Attention: Steven Jacobs.

            All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

            14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuers and the Subsidiary Guarantors, if any, and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Issuers and the Subsidiary Guarantors, if any, contained in Section 9 of this Agreement shall also be for the benefit of any person or persons who control an Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 9 of this Agreement shall also be for the benefit of the directors of the Issuers and the Subsidiary Guarantors, if any, their respective officers and any person or persons who control an Issuer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase.

            15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

            16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            17. Miscellaneous. If, on the Closing Date, any of the Initial Purchasers shall fail or refuse to purchase Securities that it has agreed to purchase hereunder on such date, and the aggregate amount of Securities which such defaulting Initial Purchaser agreed but failed and refused to purchase is not more than ten percent of the aggregate amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated to purchase the Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase on such date. If, on the Closing Date, any Initial Purchaser shall fail or refuse to purchase Securities which it agreed to purchase hereunder on such date and the aggregate amount of Securities with respect to which such default occurs is more than ten percent of the aggregate amount of Securities to be purchased on such date and arrangements satisfactory to the nondefaulting Initial Purchasers and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any nondefaulting Initial Purchasers or of the Company, except as provided in Section 10. In any such case either the nondefaulting Initial Purchaser or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect to any default of such Initial Purchaser under this Agreement.

            18. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, Canadian Abraxas
(i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, 1633 Broadway, New York, New York 10019 (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement, the Registration Rights Agreement, the Securities, the Exchange Notes, the Private Exchange Notes, if any, or the Indenture that may be instituted in any Federal or state court in the State of New York, The City of New York, the Borough of Manhattan, or brought under Federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding and
(iii) agrees that service of process upon CT Corporation System and written notice of said service to Canadian Abraxas in accordance with Section 13 shall be deemed in every respect effective service of process upon Canadian Abraxas in any such suit or proceeding. Canadian Abraxas further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Securities, the Exchange Notes, the Private Exchange Notes, if any, shall be outstanding; provided that Canadian Abraxas may, by written notice to the Initial Purchasers, designate such additional or alternative agent for service of process under this
Section 18 that (i) maintains an office located in the Borough of Manhattan, The City of New York in the State of New York; (ii) is either (x) counsel for Canadian Abraxas or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business and
(iii)  agrees to act as agent for  service of process  in  accordance  with this
Section 18. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, The City of New York, State of New York.

            19. Subsidiary Guarantor a Party. Immediately upon the designation of any Subsidiary of either Issuer as a Restricted Subsidiary (as defined in the Indenture), the Issuers shall cause such Subsidiary to become a party hereto as a Subsidiary Guarantor by executing and delivering to the Initial Purchasers a counterpart hereof.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Issuers and the Initial Purchasers.

                                    Very truly yours,

                          ABRAXAS PETROLEUM CORPORATION


                                    By:
                                          Name:
                                          Title:


                                    CANADIAN ABRAXAS PETROLEUM LIMITED


                                    By:
                                          Name:
                                          Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

BT SECURITIES CORPORATION


By:   __________________________
      Name:
      Title:


JEFFERIES & COMPANY INC.


By:   __________________________
      Name:
      Title:

ING BARINGS (U.S.) SECURITIES CORPORATION


By:   __________________________
      Name:
      Title:


BANKERS TRUST INTERNATIONAL PLC


By:   __________________________
      Name:
      Title:


            Each of the undersigned by its execution hereof agrees to become a party to this Agreement as a Subsidiary Guarantor as of the date first above written:


                                    By:
                                          Name:
                                          Title:

                                   SCHEDULE I



                 Subsidiaries of Abraxas Petroleum Corporation


Grey Wolf Exploration Ltd.
Cascade Oil & Gas Ltd.
Western Associated Energy Corporation

                                   SCHEDULE II



                                                                  Principal
                                                                  Amount of
Initial Purchaser                                                    Notes

BT Securities Corporation...................................   $ 85,250,000

Bankers Trust International PLC.............................   $ 11,500,000

Jefferies & Company Inc.....................................   $ 96,750,000

ING Barings (U.S.) Securities
  Corporation ..............................................   $ 21,500,000
                                                               ------------

     Total..................................................   $215,000,000